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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 13, 2005

                                BRADY CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission File Number 1-14959
       Wisconsin                                            39-0971239
(State of Incorporation)                       (IRS Employer Identification No.)


                            6555 West Good Hope Road
                           Milwaukee, Wisconsin 53223
              (Address of Principal Executive Offices and Zip Code)


                                 (414) 358-6600
                         (Registrant's Telephone Number)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01 OTHER EVENTS.

On September 13, 2005, Brady Corporation issued a press release announcing that its Board of Directors authorized a share buyback program for up to 800,000 shares of the Company's non-voting Class A Common Stock during its year ending July 31, 2006. As of July 31, 2005, the Company had 45,792,199 Class A Common Shares outstanding. The repurchased shares will be available for use in connection with the Company's Stock Option Plan and for other corporate purposes. A copy of the press release is being furnished to the Securities and Exchange Commission as Exhibit 99 attached herewith and incorporated by reference.



Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following is furnished as an Exhibit to this Report.

Exhibit No.                   Description of Exhibit

   99                         Press Release of Brady Corporation, dated
                              September 13, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BRADY CORPORATION

Date: September 19, 2005                     /s/ David Mathieson
                                             -----------------------------------
                                             David Mathieson
                                             Vice President &
                                             Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                 DESCRIPTION
-------                -----------

   99                  Press Release of Brady Corporation dated
                       September 13, 2005.